UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2020

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way
Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 4, 2020, Six Flags Entertainment Corporation (the “Company”) appointed Esi Eggleston Bracey and Enrique Ramirez to serve as directors of the Company, effective August 5, 2020, until the Company's 2021 annual meeting of stockholders or until their successors are elected. The size of the Company’s Board of Directors (the “Board”) was increased from seven to nine directors. The Board has determined that Ms. Bracey and Mr. Ramirez are each independent under the New York Stock Exchange rules. As of the date of this filing, the Board has not determined the committees of the Board on which Ms. Bracey and Mr. Ramirez will serve. In connection with their appointment to the Board, on August 5, 2020, Ms. Bracey and Mr. Ramirez were each granted 6,976 shares of restricted stock of the Company under the Company’s Long-Term Incentive Plan. The terms of this restricted stock, as well as the terms of their other compensation for service as a director, are consistent with the restricted stock and other compensation for the Company's other non-employee directors, as described in the proxy statement for the Company's 2020 annual meeting of stockholders.

Also, on August 4, 2020, Richard Roedel and Kurt Cellar, each a member of the Board since 2010, advised the Company of their intention to retire from the Board at the Company’s 2021 annual meeting of stockholders and that they will not stand for re-election at that meeting. There are no disagreements between Mr. Roedel or Mr. Cellar and the Company or its management on any matters relating to the Company’s operations, policies or practices.

Item 8.01Other Events

On August 5, 2020 the Company issued a press release announcing the addition of the new directors to the Board, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01           Financial Statements and Exhibits

(d)            Exhibits

99.1Press Release of Six Flags Entertainment Corporation, dated August 5, 2020

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIX FLAGS ENTERTAINMENT CORPORATION

	By:	/s/ Laura W. Doerre
		Name:	Laura W. Doerre
		Title:	Executive Vice President and General Counsel

Date: August 5, 2020